UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2020

McKESSON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13252	94-3207296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 State Hwy 161

Irving, TX 75039

(Address of Principal Executive Offices, and Zip Code)

(972) 446-4800

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MCK	New York Stock Exchange
0.625% Notes due 2021	MCK21A	New York Stock Exchange
1.500% Notes due 2025	MCK25	New York Stock Exchange
1.625% Notes due 2026	MCK26	New York Stock Exchange
3.125% Notes due 2029	MCK29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 5, 2020, McKesson Corporation (the “Company”) announced the final exchange ratio of 11.4086 in connection with its previously announced offer to exchange (the “Exchange Offer”) McKesson common stock, par value $0.01 per share (the “McKesson Common Stock”), for outstanding shares of PF2 SpinCo, Inc. (“SpinCo”) common stock, par value $0.001 per share (the “SpinCo Common Stock”). The Exchange Offer to split-off SpinCo is part of the Company’s previously announced separation of its interest in Change Healthcare LLC (“Change Healthcare”).

Based on the final exchange ratio, for each share of McKesson Common Stock that is validly tendered and accepted for exchange, the Company will deliver approximately 11.4086 shares of SpinCo Common Stock, which will be immediately converted into an equal number of shares (subject to receipt of cash in lieu of fractional shares) of Change Healthcare Inc.’s common stock, par value $0.001 per share, upon completion of the previously announced merger of SpinCo with and into Change Healthcare Inc. (the “Merger”) immediately upon consummation of the Exchange Offer. The Exchange Offer and the Merger are subject to customary closing conditions.

Based on the final exchange ratio, the Company will accept 15,426,537 shares of McKesson Common Stock for exchange if the Exchange Offer is fully subscribed, based on the final exchange ratio. The Exchange Offer will be subject to proration if it is oversubscribed, and the number of shares accepted in the Exchange Offer may be fewer than the number of shares tendered.

The Exchange Offer is scheduled to expire at 11:59 p.m., New York City time, on March 9, 2020, unless it is extended or terminated.

On March 5, 2020, the Company issued a press release announcing the final exchange ratio for the Exchange Offer, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This communication contains certain statements about McKesson, SpinCo, Change Healthcare and Change that are “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These matters involve risks and uncertainties as discussed in the registration statement on Form S-4 and S-1 filed by SpinCo in connection with the Transactions (as defined below) with the U.S. Securities and Exchange Commission (the “SEC”) (File No. 333-236236) and the registration statement on Form S-4 filed by Change in connection with the Transactions with the SEC (File No. 333-236234), as well as in McKesson’s and Change’s respective periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K, filed from time to time with the SEC. The forward-looking statements contained in this communication may include statements about the expected effects on McKesson, SpinCo and Change of the separation of SpinCo from McKesson and the merger of SpinCo with and into Change (collectively, the “Transactions”); the anticipated benefits of the Transactions and McKesson’s, SpinCo’s, Change Healthcare’s and Change’s anticipated financial results; and also include all other statements in this press communication that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “could,” “positioned,” “strategy,” “future,” or words, phrases, or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of McKesson, SpinCo and Change (as the case may be) and are subject to uncertainty and to changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include, but are not limited to: changes in the healthcare industry and regulatory environment; fluctuations in foreign currency exchange rates; material adverse resolution of pending legal proceedings, including those related to the distribution of controlled substances; cyberattack, natural disaster, or malfunction of sophisticated internal computer systems to perform as designed; the potential inadequacy of insurance to cover property loss or liability claims; the satisfaction of the conditions to the Transactions, and other risks related to the completion of the Transactions and actions related thereto; McKesson’s and Change’s ability to complete the Transactions on the anticipated terms and schedule; the anticipated tax treatment of the Transactions; the expansion and growth of Change’s operations; ongoing risks related to the price or trading volume of McKesson’s and Change’s common stock; failure to pay dividends to holders of McKesson’s or Change’s common stock; impairment charges for goodwill; and the risk that disruptions from the Transactions will harm McKesson’s, SpinCo’s, Change Healthcare’s or Change’s businesses. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and none of McKesson, SpinCo, Change Healthcare or Change undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Important Notices and Additional Information

In connection with the Transactions, McKesson has filed with the SEC a Schedule TO with respect to the exchange offer, SpinCo has filed with the SEC a registration statement on Form S-4 and Form S-1 (File No. 333-236236) containing a prospectus of SpinCo relating to the exchange offer, and Change has filed with the SEC a registration statement on Form S-4 (File No. 333-236234) relating to the Transactions. These registration statements were declared effective by the SEC on February 28, 2020. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS AND ANY AMENDMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MCKESSON, SPINCO, CHANGE HEALTHCARE, CHANGE AND THE TRANSACTIONS. Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of these materials may be obtained free of charge by accessing McKesson’s website at www.mckesson.com, or from Change by accessing Change’s website at www.changehealthcare.com.

To obtain copies of the exchange offer prospectus and related documents, or for questions about the exchange offer or how to participate, please visit the website that McKesson will maintain for the exchange offer at www.dfking.com/McKesson or contact the information agent, D.F. King & Co., at 1-866-304-5477 (toll-free in the United States) and 1-212-269-5550 (outside of the United States).

None of McKesson, SpinCo, Change or their respective directors or officers makes any recommendation as to whether any McKesson stockholder should participate in the exchange offer. This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	McKesson Corporation press release, dated March 5, 2020.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2020

McKesson Corporation

By:	/s/ Britt J. Vitalone
Britt J. Vitalone
Executive Vice President and Chief Financial Officer